SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of Earliest Event Reported):August 9, 1999(July 30, 1999)






                               TRANSIT GROUP, INC.
             (Exact name of Registrant as specified in its charter)



  Florida
(State or other jurisdiction of       000-18601                  59-2576629
incorporation or organization)  (Commission File No.)          (IRS Employer
                                                            Identification No.)








                              2859 Paces Ferry Road
                                   Suite 1740
                             Atlanta, Georgia 30339
          (Address of principal executive offices, including zip code)
                                 (770) 444-0240
              (Registrant's telephone number, including area code)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On July 30, 1999, Transit Group, Inc. ("Transit Group") consummated the acquisition of MDR Cartage, Inc., an Arkansas corporation ("MDR").

         Pursuant  to the  Agreement  and  Plan of  Reorganization  included  in
Exhibit 2.1, MDR and a wholly-owned Arkansas subsidiary of Transit Group were merged into MDR in a reverse triangular merger, with MDR remaining as the surviving corporation of the merger. Upon consummation of the merger, all of the outstanding common stock of MDR was converted into 2,450,000 shares of Transit Group common stock plus cash consideration of $1,800,000.

         Also, on July 30, 1999, Transit Group consummated the acquisition of three related entities with common beneficial ownership, Bestway Trucking, Inc., a Kentucky corporation ("Bestway"), Connection One Trucking, LLC, an Indiana Limited Liability Company ("Connection One"), and DLS Leasing, Inc., an Indiana corporation ("DLS"), for aggregate consideration of 1,542,501 shares of Transit Group and $4,739,999 in cash.

         Pursuant  to the  Agreement  and  Plan of  Reorganization  included  in
Exhibit 2.2, Bestway and a wholly-owned Kentucky subsidiary of Transit Group were merged into Bestway in a reverse triangular merger, with Bestway remaining as the surviving corporation of the merger. Upon consummation of the merger, all of the outstanding common stock of Bestway was converted into 1,542,501 shares of Transit Group.

         Pursuant to the  Membership  Interest  Purchase  Agreement  included in
Exhibit 2.3, Transit Group acquired from David L. Summitt and Jenny Summitt 100 units, representing all of the outstanding units, of Connection One for a cash purchse price of one dollar.

         Pursuant to the Stock Purchase Agreement included in Exhibit 2.4, Transit Group purchased 100 common shares of stock, representing all of the outstanding shares of common stock, of DLS for a cash purchase price in an amount equal to $6,749,999.

         Transit Group, headquartered in Atlanta, Georgia, is a holding company in the business of acquiring and consolidating short-, medium- and long-haul trucking companies.

         MDR, headquartered in Jeffersonville, Indiana, is a short-, medium- and long-haul trucking company.

         Bestway, headquartered in Memphis, Tennessee, is a short-, medium- and long-haul trucking company.

         Connection One, headquartered in Sellersburg, Indiana, is a short-, medium- and long-haul trucking company.

         DLS, headquartered in Sellersburg, Indiana, is a short-, medium- and long-haul trucking company.

ITEM 7.   EXHIBITS
Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

         At the present time, it is impractical to provide the required financial statements relative to the acquisitions as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Transit Group will file such financial statements under cover of a Form 8-K/A as soon as practicable, but not later than October 13, 1999, (60 days after this Report is required to be filed).

(b)      Pro Forma Financial Information

         At the present time, it is impractical to provide the pro forma financial information relative to the acquisitions as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Transit Group will file such pro forma financial statements under cover of a Form 8-K/A as soon as practicable, but not later than October 13, 1999 (60 days after this Report is required to be filed).

(c)      Exhibits

         2.1 Agreement and Plan of Reorganization made as of July 30, 1999, by and between Transit Group, Inc., a Florida corporation, MDR Cartage, Inc., an Arkansas corporation, C. Frank Mitchell and Bobby W. Riley, each a resident of the State of Arkansas.

         2.2 Agreement and Plan of Reorganization made as of July 30, 1999, by and between Transit Group, Inc., a Florida corporation, Bestway Trucking, Inc., a Kentucky corporation, and David L. Summitt, a resident of the State of Indiana.

         2.3 Membership Interest Purchase Agreement made as of July 30, 1999, by and between Transit Group, Inc., a Florida corporation, David L. Summitt, and Jenny Summitt, each a resident of the State of Indiana.

         2.4 Stock Purchase Agreement made as of July 30, 1999, by and between Transit Group, Inc., a Florida corporation, and David L. Summitt, a resident of the State of Indiana.

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSIT GROUP, INC.

Date:  August 12, 1999              /s/ Philip A. Belyew
                                    --------------------

                                        Philip A. Belyew
                                        President and Chief Executive Officer